Exhibit 10.1

PURCHASE AGREEMENT

Ladies and Gentlemen:

The undersigned entities set forth on Schedule I hereto (each an “Investor”), hereby confirm and agree with you as follows:

1. This Purchase Agreement (the “Agreement”) is made as of October 13, 2010, by and among Sierra Bancorp, a California corporation (the “Company”) and each Investor.

2. The Company has authorized the sale and issuance of 2,325,000 shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”), to certain investors (the “Offering”). The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-168232) which became effective on July 28, 2010 (the “Registration Statement”), covering the registration of the Shares under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations of the Commission under the 1933 Act.

3. The Company and each Investor agree that such Investor will purchase from the Company and the Company will issue and sell to each Investor the number of Shares set forth opposite such Investor’s name on Schedule I hereto, at a purchase price per share as set forth on the signature page hereto, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Each Investor acknowledges that the offering is not being underwritten by the placement agent (the “Placement Agent”) named in the Pricing Disclosure Package and the Prospectus (each as defined in Annex I). Certificates representing the Shares purchased by each Investor will not be issued to such Investor; instead, such Shares will be credited to each Investor using customary book-entry procedures.

4. Each Investor represents that, except as set forth on Schedule II hereto, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, and (b) it is not a person or account which directly or indirectly owns, is owned by or is under common ownership with Keefe, Bruyette & Woods, Inc. as of the date hereof.

5. Each Investor hereby confirms receipt of the Company’s base prospectus, dated July 28, 2010 (the “Basic Prospectus”), which is part of the Registration Statement, distributed by email to each Investor (or otherwise made available to each Investor by the filing by the Company of an electronic version thereof with the Commission) prior to or in connection with the receipt of this Agreement. Each Investor confirms that it had full access to the Basic Prospectus and the information incorporated by reference therein and was fully able to download, print, read and review such documents. Each Investor further confirms that it reviewed, as part of a “road show” presentation related to the Offering made available pursuant to a confidentiality agreement between such Investor and the Company, certain information regarding the Company’s financial results and condition as of and at September 30, 2010 (the

“Company Financial Information”) and updated risk factors concerning the Company and a potential investment in the Shares. Each Investor acknowledges that, prior to the delivery of this Agreement by the Investor to the Company, such Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including (i) by means of the Basic Prospectus, as supplemented by the Company’s prospectus supplement, dated October 13, 2010 (together, the “Prospectus”), to be filed with the Commission pursuant to Section 424(b) under the 1933 Act, (ii) a free writing prospectus and (iii) oral communications. In addition, each Investor confirms that it is able to access the Prospectus. Each Investor acknowledges that it will be required to bear the cost, if any, of printing the Prospectus delivered to it by email. The Prospectus shall not contain any material non-public information other than as it relates to the Offering and the Company Financial Information (which shall be publicly disclosed in accordance with Section 6 of Annex I).

6. No offer by any Investor to buy Shares will be accepted and no part of the purchase price for any Shares will be delivered to the Company until such Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the applicable Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company. Each Investor understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription for Shares, in whole or in part.

[The remainder of this page has been left blank intentionally.]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

SIERRA BANCORP, a California corporation	INVESTOR

By:	By:
Name:
Title:	Name:

Aggregate number of Shares

Price per Share $

Aggregate purchase price

SCHEDULE I

SCHEDULE OF INVESTORS

Investor	Name in which book- entry should be made (if different)	Investor Address, Telephone and Contact Person	Aggregate Number of Shares	Aggregate Purchase Price	Tax ID Number	Name of Broker, Telephone and Contact person/Internal Account Number	DTC Participant Number of Broke
1.
2.
3.
4.
5.
6.
7.
8.

Sch.I-1

SCHEDULE II

Sch. II-1

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1. Authorization and Sale of Shares. The Company has authorized the sale of 2,325,000 Shares.

2. Agreement to Sell and Purchase the Shares; Subscription Date.

2.1 Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to each Investor, and each Investor will purchase from the Company, the number of Shares set forth opposite such Investor’s name on Schedule I of this Agreement at the purchase price set forth therein.

2.2 The Company may enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to them and the Company agrees that the agreements with the Other Investors will not contain any terms or provisions more favorable to such Other Investors than are contained in this Agreement. (Each Investor and the Other Investors are hereinafter collectively referred to as the “Investors,” and this Agreement and the purchase agreements executed by the Other Investors are hereinafter collectively referred to as the “Agreements”). The Company may accept or reject any one or more Agreements in its sole discretion.

2.3 Each Investor acknowledges that the Company has agreed to pay the Placement Agent a fee (the “Placement Fee”) in respect of the Company’s sale of Shares to the Investors.

3. Delivery of the Shares at Closing; Closing Conditions. The completion of the purchase and sale of the Shares (the “Closing”) shall occur on October 19, 2010 at 10:00 a.m. (Eastern Time) or at such later date and time as the parties hereto may agree upon (such date and time of payment being herein called the “Closing Date”), at the offices of the Placement Agent’s counsel.

3.1 Manner of Settlement. At the Closing, the Company shall deliver to each Investor (or its nominee), using customary book-entry procedures, the number of Shares set forth opposite such Investor’s name on Schedule I to this Agreement. The manner of settlement of the Shares purchased by an Investor shall be determined by such Investor as follows (check one):

☐

A. Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by The Bank of New York Mellon, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN THE BUSINESS

DAY BEFORE THE CLOSING DATE, THE INVESTOR SHALL:

(I) DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II) REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Mellon Bank

Pittsburgh, PA

ABA # __________

Mellon Investor Services LLC

Credit Account Number _________

Account Name: MIS Reorg Control

Re: _____________ Sierra Bancorp

Attention: ____________

Phone: ______________

☐	B. Delivery versus payment (“DVP”) through DTC (i.e., on the Closing Date, the Company shall deliver Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing directly to the brokerage account(s) at the broker identified by the Investor (the “Account Broker”); upon receipt of such Shares, the Account Broker shall promptly electronically deliver such Shares to the Investor, and simultaneously therewith payment shall be made by the Account Broker by wire transfer to the Company). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I) NOTIFY THE ACCOUNT BROKER OF THE ACCOUNT OR ACCOUNTS AT THE ACCOUNT BROKER TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II) CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT THE ACCOUNT BROKER TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

3.2 Conditions to the Obligations of the Parties.

(a) The Company’s obligation to issue and sell the Shares to each Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of wire transfer of funds in the full amount of the purchase price for the Shares being purchased; (b) completion of the purchases and sales of Shares under the Agreements that may be executed with the Other Investors; and (c) the accuracy of the representations and warranties made by each Investor and the fulfillment of those undertakings of each Investor to be fulfilled prior to the Closing.

(b) Each Investor’s obligation to purchase the Shares shall be subject to: (i) the accuracy of the representations and warranties made by the Company; (ii) the sale by the Company of 2,325,000 Shares at the same price per share pursuant to the Agreements; and (iii) the condition that the Placement Agent shall not have (a) terminated the Placement Agency Agreement dated as of October 13, 2010 (the “Placement Agency Agreement”) between the Company and the Placement Agent pursuant to the terms thereof or (b) determined that the conditions to closing in the Placement Agency Agreement have not been satisfied without waiver thereof.

3.3 Delivery of Funds.

(a) DWAC Delivery. If the Investor elects to settle the Shares purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”), dated as of the date hereof, by and among the Company, the Placement Agent and The Bank of New York Mellon (the “Escrow Agent”):

Mellon Bank

Pittsburgh, PA

ABA # __________

Mellon Investor Services LLC

Credit Account Number _________

Account Name: MIS Reorg Control

Re: _____________ Sierra Bancorp

Attention: ____________

Phone: ______________

Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Investors to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions set forth in Section 3.2(b) hereof.

(b) Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at the Account Broker to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Investor.

3.4 Delivery of Shares.

(a) DWAC Delivery. If the Investor elects to settle the Shares purchased by such Investor through DTC’s DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker-dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agent. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.3 above, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

(b) Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify the Placement Agent of the account or accounts at the Account Broker to be credited with the Shares being purchased by such Investor. On the Closing Date, the Company shall deliver the Shares to the Investor through DTC directly to the account(s) identified by Investor and simultaneously therewith payment shall be made by the Account Broker at which such account is maintained by wire transfer to the Company.

4. Representations and Warranties by the Company. The Company represents and warrants to each Investor as of the date hereof and as of the Closing Date referred to in Section 3 hereof, and agrees with each Investor, as set forth on Schedule I to this Annex I. Capitalized terms used in this Agreement without definition shall have the meaning ascribed to such terms in Schedule I to this Annex I; and capitalized terms used in Schedule I to this Annex I without definition shall have the meaning ascribed to such terms in the Placement Agency Agreement.

5. Representations, Warranties and Covenants of each Investor. Each Investor represents and warrants, for itself and for no other Investor, to the Company as of the date hereof and as of the Closing Date referred to in Section 3 hereof, and agrees with the Company, as follows:

5.1 Such Investor represents and warrants that it has received and read the Company’s Pricing Disclosure Package and, only as of the Closing

Date, the Prospectus. In addition, each Investor represents and warrants that it has reviewed the Company Financial Information and updated risk factors concerning the Company and a potential investment in the Shares included as part of the “road show” related to the Offering.

5.2 Such Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.3 Such Investor further represents and warrants to, and covenants with, the Company that (i) such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of such Investor, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnification or contribution thereunder may be limited by federal or state laws.

5.4 Such Investor understands the Company has not provided it with any legal, tax or investment advice in connection with its purchase of Shares. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5.5 From and after obtaining the knowledge of the sale of the Shares contemplated hereby, such Investor has not taken, and prior to the public announcement of the transaction such Investor shall not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge its position in the Shares.

6. Securities Laws Disclosure; Publicity. The Company shall, by 9:30 a.m. (New York City time) on the business day following the date hereof issue one or more press releases disclosing the material terms of the transactions contemplated hereby and the Company Financial Information and, by 5:30 p.m. (New York City time) on October 14, 2010, file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the Placement Agency Agreement and the form of the Agreement as exhibits thereto. From and after the issuance of such press release(s), the Company shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the Offering. The Company shall not disclose the name of the Investor or its investment adviser in any press release or other public statement about the Offering, except if such disclosure is required by law, in which case the Company shall promptly provide the other party with prior notice of such public statement or communication.

7. Confirmation of Sale. Each Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Shares to such Investor hereunder.

8. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Investor herein shall survive the execution of this Agreement, the delivery to such Investor of the Shares being purchased and the payment therefor for a period of one year from the Closing Date.

9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

if to the Company, to:

Sierra Bancorp

86 North Main Street

Porterville, California 93257

Fax No. (559) 782-4996

Attention: Chief Financial Officer

if to an Investor, at its address on Schedule I hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each Investor.

11. Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13. Governing Law; Venue. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES OF THAT STATE OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. Each of the parties hereto: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in California Superior Court for the County of Los Angeles or in the United States District Court sitting in Los Angeles, California, (ii) irrevocably waives any objection which such party may have or hereafter to the venue of any such suit, action or proceeding, (iii) irrevocably waives any and all right to trial by jury in any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby, and (iv) irrevocably and exclusively consents to the jurisdiction of the California Superior Court of the County of Los Angeles and the United States District Court sitting in Los Angeles, California in any such suit, action or proceeding.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

15. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein.

16. Termination. In the event that the Placement Agency Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto

EXHIBIT A

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares:

SCHEDULE I

COMPANY REPRESENTATIONS AND WARRANTIES

(a) A registration statement on Form S-3 (File No 333-168232) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, to you have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to you); the Company meets the requirements for use of Form S-3 under the Act; no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or any part thereof or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the base prospectus filed as part of the Initial Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Shares, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of the Initial Registration Statement, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to each Applicable Time (as defined in Section (c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Shares filed with Commission pursuant to Rule 424(b) under the Act in accordance with Section 3(a) of the Placement Agency Agreement is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”); each Preliminary Prospectus and the Prospectus delivered to the Placement Agent for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(b) No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Pricing Prospectus has been issued by the Commission, and each Preliminary Prospectus and the Pricing Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

(c) For the purposes of this Agreement, the “Applicable Time” means, with respect to any Shares, the time of delivery of a signed copy of this Agreement relating to such Shares; the Pricing Prospectus as supplemented by any Issuer Free Writing Prospectus, taken together (collectively, the “Pricing Disclosure Package”) as of each Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of each Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

(d) The documents incorporated by reference in the Pricing Prospectus and Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) hereto;

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use therein;

(f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (i) there has not been any change in the capital stock or long term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, condition (financial or otherwise), stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Prospectus; (ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business or as set forth or contemplated in the Pricing Prospectus, which are material with respect to the Company and its subsidiaries taken as a whole; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(g) The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, mortgages, pledges, security interests, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries taken as a whole; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Pricing Prospectus and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease;

(h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and perform its obligations under this Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Disclosure Package and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; the activities of the Company’s subsidiaries are permitted of subsidiaries of a bank holding company under applicable law and the rules and regulations of the Federal Reserve Board (the “Federal Reserve”) set forth in Title 12 of the Code of Federal Regulations; the activities of Subsidiaries that are banks (each, a “Bank,” and collectively, the “Banks”) are permitted under the laws and regulations of their respective jurisdictions of organization and the deposit accounts in the Banks are insured up to the applicable limits by the Federal Deposit Insurance Corporation (the “FDIC”); except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary;

(i) The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary; except as described in the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company except pursuant to the Company’s stock plans and awards currently in effect on the date hereof;

(j) The Shares have been duly authorized for issuance and sale to the Investors pursuant to this Agreement and, when issued and delivered by the Company against payment of the consideration set forth in this Agreement, will be duly and validly authorized and issued and fully paid and non-assessable, and will not be subject to any preemptive or similar rights; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability for the debts of the Company by reason of being such a holder;

(k) The execution, delivery and performance of this Agreement, and the issue and sale of the Shares and the compliance by the Company with all of the provisions this Agreement, and the consummation of the other transactions contemplated herein and therein (including the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or Repayment Event under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation, as amended, or Amended and Restated Bylaws, as amended, of the Company or the charter or bylaws of any subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement except as have been obtained from the Federal Reserve Bank of San Francisco and under the Act, and except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance and sale of the Shares by the Company to the Investors; as used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(l) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, (i) is required to be disclosed in the Registration Statement (other than as disclosed therein) or (ii) if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(m) Neither the Company nor any of its subsidiaries is in violation of its Restated Articles of Incorporation, as amended, or Amended and Restated

Bylaws, as amended, or other similar charter or governing document, or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument, for such defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(n) The statements set forth in the Pricing Prospectus and the Prospectus under the captions “Description of Common Stock”, insofar as they purport to constitute a summary of the terms of the Shares, and under the caption “Plan of Distribution”, insofar as it purports to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(o) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company”, or an entity “controlled” by an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(p) At the earliest time after the filing of the Initial Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(q) Vavrinek, Trine, Day & Co., LLP, who has certified certain financial statements of the Company and its subsidiaries and who has audited the Company’s internal control over financial reporting and management’s assessment thereof, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder; with respect to the Company, Vavrinek, Trine, Day & Co., LLP is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) and the related rules and regulations of the Commission;

(r) The Company and each of its Subsidiaries maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (whether or not remediated);

(s) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(t) The Company and its Subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities to allow timely decisions regarding disclosure; and such disclosure controls and procedures are effective to perform the functions for which they were established. Based on the evaluation of the Company’s and each Subsidiary’s disclosure controls and procedures described above, the Company is not aware of (1) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls;

(u) The financial statements included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, fairly present the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the books and records of the Company. No other financial statements or schedules are required to be included or incorporated by reference in the Registration Statement. To the extent applicable, all disclosures contained or incorporated by reference in the Registration Statement or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange

Act, the rules and regulations of the Exchange Act and Item 10 of Regulation S-K under the Act, as applicable;

(v) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect;

(w) There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Disclosure Package, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required;

(x) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect;

(y) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has failed to file with applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order, except where the failure to be so in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions;

(z) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws;

(aa) The Company and each of its subsidiaries has (i) timely filed all material foreign, United States federal, state and local tax returns, information returns, and similar reports that are required to be filed (taking into account valid extensions), and all tax returns are true, correct and complete, (ii) paid in full all taxes required to be paid by it and any other assessment, fine or penalty levied against it, except for any such tax assessment, fine or penalty that is currently being contested in good faith or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (iii) established on the most recent balance sheet reserves that are adequate for the payment of all taxes not yet due and payable;

(bb) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably believes are adequate for the conduct of the business of the Company and its subsidiaries and the value of their properties and as are customary in the business in which the Company and its subsidiaries are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect;

(cc) The statistical and market related data contained in the Pricing Prospectus and the Prospectus are based on or derived from sources which the Company believes are reliable and accurate;

(dd) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Act or by the rules and regulations of the Commission thereunder to be described in the Registration Statement, the Pricing Disclosure Package and/or the Prospectus and that is not so described;

(ee) There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(ff) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(gg) No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares to be sold by the Company pursuant to this Agreement;

(hh) No forward-looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(ii) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any subsidiary any brokerage or finder’s fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement;

(jj) The Company and each of its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “employee benefit plan” (as defined in ERISA) for which the Company or any of its subsidiaries or ERISA Affiliates would have any liability; the Company and each of its subsidiaries or their ERISA Affiliates have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively the “Code”); and each “employee benefit plan” for which the Company and each of its subsidiaries or any of their ERISA Affiliates would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing as occurred, whether by action or by failure to act, which would cause the loss of such qualification. “ERISA Affiliate” means, with respect to the Company or any subsidiary of the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code or Section 400(b) of ERISA of which the Company or such subsidiary is a member;

(kk) Each of the Company and its subsidiaries has good and marketable title to all securities held by it (except securities sold under repurchase agreements or held in any fiduciary or agency capacity) free and clear of any lien, claim, charge, option, encumbrance, mortgage, pledge or security interest or other restriction of any kind, except to the extent such securities are pledged in the ordinary course of business consistent with prudent business practices to secure obligations of the Company or any of its subsidiaries and except for such defects in title or liens, claims, charges, options, encumbrances, mortgages, pledges or security interests or other restrictions of any kind that would not be material to the Company and its subsidiaries taken as a whole. Such securities are valued on the books of the Company and its subsidiaries in accordance with GAAP;

(ll) Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than employee stock options) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of its subsidiaries or for the account of a customer of the Company or one of its subsidiaries, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed to be financially responsible at the time. The Company and each of its subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder;

(mm) The Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended. Bank of the Sierra, a California state-chartered bank, is the only subsidiary of the Company that is a Bank. Such Bank holds the requisite authority from its state bank regulatory authority to do business as a state-chartered bank under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is in compliance in all material respects with all laws administered by, and all rules and regulations of the Federal Reserve, the FDIC, and the California Department of Financial Institutions (the “California DFI”), as applicable, and any other federal or state bank regulatory authority with jurisdiction over the Company or any subsidiary (collectively, “Bank Regulatory Authorities”), except as disclosed in the Pricing Disclosure Package and the Prospectus; and, except as disclosed in the Pricing Disclosure Package and the Prospectus, neither the Company nor Bank of the Sierra, its sole banking subsidiary, is a party to any written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board of director resolutions at the request of, any Bank Regulatory Authority, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board of director resolutions; the deposit accounts of the Bank are insured up to the applicable limits by the FDIC;

(nn) Except as disclosed in the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries conduct their respective businesses in compliance in all material respects with all federal, state, local and foreign statutes, laws, rules, regulations, decisions, directives and orders applicable to them (including, without limitation, all applicable regulations and orders of, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination, the Bank Secrecy Act, Title III of the USA Patriot Act, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency); and

(oo) Except as disclosed in the Pricing Disclosure Package and the Prospectus, Bank of the Sierra is not currently prohibited, directly or indirectly, from (i) paying any dividends to the Company without prior approval, which payment would otherwise be payable under federal or state banking laws or regulations, (ii) making any other distribution on such Bank’s capital stock, (iii) repaying to the Company any loans or advances to such Bank from the Company or (iv) transferring any of such Bank’s property or assets to the Company or any other subsidiary of the Company;

(pp) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, money laundering statutes of all jurisdictions applicable to the Company and its subsidiaries, the rules and regulations thereunder and any related or similar rules regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no material action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(qq) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(rr) The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and the Company is not the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Shares;

(ss) Neither the Company nor any of its Subsidiaries, nor any affiliates of the Company or its Subsidiaries, has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares;

(tt) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any prospectus (as such term is defined in the Act and the rules and regulations thereunder) in connection with the offering and sale of the Shares other than the Registration Statement, any preliminary prospectus, the Prospectus or other materials, if any, permitted by the Act or by the rules and regulations thereunder and approved by the Placement Agent;

(uu) Each of the Company’s executive officers and directors, in each case as listed on Schedule III has executed and delivered lock-up agreements as contemplated by Section 6(j) of the Placement Agency Agreement; and

(vv) There are no affiliations with the Financial Industry Regulatory Authority (“FINRA”) among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Placement Agent.

(ww) Listing. The Company’s Common Stock has been registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Global Select Market (“NASDAQ”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration or listing of the Common Stock from NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing.

(xx) Regulation M Compliance. The Company has not, and to its actual knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Shares, or as disclosed in the Company’s reports, schedules, forms, statements and other documents required to be filed by it under the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof.

(yy) Disclosure. Except with respect to the material terms and conditions of the Offering and the Company Financial Information, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company.

SCHEDULE II

(a)	Issuer Free Writing Prospectuses: None

(b)	Additional Documents Incorporated by Reference: None

SCHEDULE III

Board of Directors

Albert L. Berra

Robert L. Fields

James C. Holly (President and CEO)

Vincent L. Jurkovich

Lynda B. Scearcy

Morris A. Tharp

Gordon T. Woods

Executive Officers

James F. Gardunio

Kevin J. McPhaill

Kenneth R. Taylor

Annex I-1